Exhibit 10.152
Resort Finance/Bluegreen
Vacations Unlimited, Inc.
01/07/05

This Instrument Prepared by
(with the assistance of Florida
counsel and after recording,
please mail to):
Helmut E. Gerlach
Baker & McKenzie LLP
130 East Randolph Drive,
Suite 3600
Chicago, Illinois 60601

        CONSTRUCTION MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT

      THIS CONSTRUCTION MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT ("Mortgage"), dated as of January 10, 2005, made and executed by BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation ("Borrower"), in favor of RESORT FINANCE LLC, a Massachusetts limited liability company ("Mortgagee");

                                   WITNESSETH:

      WHEREAS by reason of that certain loan (the "Loan") being made by Mortgagee pursuant to that certain Loan Agreement dated even date herewith between Borrower and Mortgagee (the "Loan Agreement"), the provisions of which are incorporated herein by reference and made a part hereof, Borrower is justly indebted to Mortgagee up to the principal sum of Fifty Million and No/100 Dollars ($50,000,000.00), as evidenced by a revolving promissory note (the "Note") executed on behalf of Borrower, and bearing interest (the rate of which may change from time to time if, as, and when the LIBOR rate, as defined in the Note, changes) and repayable on the terms set forth in the Note, and which shall be due and payable in full on the Maturity Date (as that term is defined in the Note, as the same may be accelerated pursuant to the terms of the Loan Agreement, whereby Borrower promises to pay the aforesaid principal sum, or so much thereof as shall from time to time be disbursed to or for the benefit of Borrower, pursuant to the Loan Agreement. Notwithstanding anything to the contrary contained herein, Mortgagee agrees to limit its right of recovery under this Mortgage for repayment of principal to Fourteen Million Six Hundred Sixty-Two Thousand Five Hundred Forty-Two and No/100 Dollars ($14,662,542.00). Accordingly, documentary stamp tax and intangible taxes are calculated based upon the principal amount of Fourteen Million Six Hundred Sixty-Two Thousand Five Hundred Forty-Two and No/100 Dollars ($14,662,542.00);


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      NOW,  THEREFORE,  in order  to  secure  the  payment  of the  indebtedness evidenced by the Note and the payment of all amounts due under and the performance and observance of all covenants and conditions contained in this Mortgage, the Note, the Loan Agreement, any and all other mortgages, security agreements, assignment of leases and rents, guaranties, indemnity agreements, letters of credit and any other documents and instruments now or hereafter executed by Borrower to evidence or secure the payment of all or any portion of the indebtedness under the Note and any and all renewals, extensions, amendments and replacements of this Mortgage, the Note and any such other documents and instruments (the Note, this Mortgage, such other documents and instruments now or hereafter executed and delivered by Borrower to Mortgagee pursuant to the Loan Agreement in connection with the loan evidenced by the Note, and any and all amendments, renewals, extensions and replacements hereof and thereof, being
sometimes   herein  referred  to  collectively  as  the  "Loan   Documents"  and
individually as a "Loan Document", and all indebtedness and liabilities secured hereby being hereinafter sometimes referred to as "Borrower's Liabilities"), Borrower does hereby mortgage, assign, pledge and collaterally assign to Mortgagee all of Borrower's right, title and interest, if any, in, to and under the following described property, subject to the terms and conditions herein specified:

      (A) The land legally described in Exhibit A attached hereto and made a part hereof (the "Land");

      (B) All and whatever right, title and interest Borrower has in and to all buildings constructed (or being constructed) on the Land (the "Buildings") and all other structures, improvements and fixtures of every kind or nature now or hereafter situated on the Land, and all machinery, appliances, equipment, furniture and all other personal property of every kind or nature located in or on, or attached to, or used or intended to be used in connection with, or with the operation of, the Land, buildings, structures, improvements or fixtures now or hereafter located or to be located on the Land, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, improvements, substitutions and replacements to any of the foregoing (collectively, the "Improvements");

      (C) All building materials and goods which are procured or to be procured for use on or in connection with the Improvements or the construction of additional Improvements, whether or not such materials and goods have been delivered to the Land ("Materials");

      (D) To the extent  assignable  without the consent of another party,  all:
(i) unexpired claims, warranties, guaranties and sureties in connection with the construction, furnishing and equipping of the Mortgaged Property (hereinafter defined), (ii) all plans, specifications, architectural renderings, drawings,
(iii) licenses, permits, certificates of occupancy, (iv) soil test reports, other reports of examinations or analyses of the Land, Buildings or other Improvements, (v) contracts for services to be rendered to Borrower or otherwise in connection with the Improvements, (vi) all other property, contracts, including, without limitation, general contracts, subcontracts and material supply contracts relating to the construction of the Buildings and other Improvements relating thereto, including tenant improvements, reports, proposals and other materials in any way relating to the Land or the Improvements or the construction of additional Improvements, (vii) any and all other intangible property used solely in connection with or otherwise related to the acquisition, development, and marketing of the Mortgaged Property, and


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

(viii) all trade styles, trademarks and service marks used in connection therewith (other than the name Bluegreen or Bluegreen Vacation Club or any variation thereof);

      (E) All easements, including, but not limited to, all easements and other rights for the benefit of, and running with, the Land, tenements, rights-of-way, vaults, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired ("Appurtenances");

      (F) To the extent payable to Mortgagee hereunder, all judgments, insurance proceeds, awards of damages and settlements which may result from any damage to all or any portion of the Land, Improvements or Appurtenances or any part thereof or to any rights appurtenant thereto;

      (G) To the extent payable to Mortgagee hereunder, all compensation, awards, damages, claims, rights of action and proceeds of or on account of (i) any damage or taking, pursuant to the power of eminent domain, of the Land, Improvements, Appurtenances or Materials or any part thereof, or (ii) the alteration of the grade of any street or highway abutting the Land, and, except as otherwise provided herein, Mortgagee is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor and, except as otherwise provided herein, to apply the same toward the payment of the indebtedness and other sums secured hereby;

      (H) All contract rights, general intangibles, actions and rights in action, including, without limitation, to the extent payable to Mortgagee hereunder all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Land, Improvements, Appurtenances or Materials;

      (I)  All  proceeds,  products,  replacements,   additions,  substitutions,
renewals and accessions of and to the Land, Improvements, Appurtenances or Materials;

      (J) All rents, issues, profits, income and other benefits now or hereafter arising from or in respect of the Land, Improvements or Appurtenances (the "Rents"), it being intended that this granting clause shall constitute an absolute and present assignment of the Rents pledged on a parity with the Land and Improvements and not secondarily;

      (K) Any and all leases, licenses and other occupancy agreements now or hereafter affecting the Land, Improvements, or Appurtenances, together with all security therefor and guaranties thereof and all monies payable thereunder, and all books and records owned by Borrower which contain evidence of payments made under the leases and all security given therefor, (collectively, the "Leases");

      (L) Any and all after-acquired right, title or interest of Borrower in and to any of the property described in the preceding granting clauses; and


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      (M) To the extent  payable to Mortgagee  hereunder,  the proceeds from the sale, transfer, pledge or other disposition of any or all of the property described in the preceding grant clauses;

(All of the property described in the preceding granting clauses (A) through (M) in this granting paragraph, together with all real and personal, tangible and intangible property pledged in, or to which a security interest attached pursuant to, any of the Loan Documents, being sometimes referred to herein collectively as the "Mortgaged Property");

      TO HAVE AND TO HOLD the same unto the Mortgagee and its successors and assigns forever, for the purposes and uses herein set forth subject, however, to the Permitted Encumbrances (as hereinafter defined);

      PROVIDED, HOWEVER, that if the Borrower shall pay the principal and all interest as provided in the Note, and shall pay all other sums herein provided for, or secured hereby, then this Mortgage shall be released without charge to the Borrower, and Mortgagee shall execute any and all documents reasonably requested by Mortgagor, in recordable form to so evidence such release, otherwise to remain in full force and effect.

      BORROWER FURTHER COVENANTS and agrees as follows:

                                        I
                    COVENANTS, WARRANTIES AND REPRESENTATIONS

      1.1 Performance under Note, Mortgage and other Loan Documents. Borrower shall perform, observe and comply with or cause to be performed, observed and complied with in a complete and timely manner all provisions hereof and of the Note, every other Loan Document, and will promptly pay or cause to be paid to Mortgagee when due the principal with interest thereon and all other sums required to be paid by Borrower pursuant to the Note, this Mortgage, and every other Loan Document. For purposes herein project related documents shall mean the Plans and Specifications, Project Commitment and Project Documents ("Project Related Documents).

      1.2 Compliance with Laws, Insurance and Other Requirements. Borrower covenants that the Land and the Improvements and the use thereof shall, upon completion thereof, comply with, and will during the full term of this Mortgage, subject to the right to contest in accordance with the penultimate sentence of this Section 1.2, continue to comply with, all applicable restrictive covenants, zoning and subdivision ordinances and building codes, licenses, health, Environmental Laws (as hereinafter defined), and civil rights laws (including, but not limited to, The Americans With Disabilities Act of 1990), and regulations and all other applicable laws, ordinances, rules and regulations, and shall observe and comply with all conditions and requirements necessary to maintain in force the insurance required under Section 1.6 hereof, and to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions, and nonconforming uses), privileges, franchises, and concessions which are applicable to the Mortgaged Property and necessary for the operation of the Mortgaged Property as then being operated or which have been granted to or contracted for by Borrower in connection with any existing or presently contemplated use of the Mortgaged


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Property.  In the event that any building or other  improvement on the Mortgaged
Property must be altered or removed to enable Borrower to comply with the foregoing provisions of this Section 1.2, Borrower shall not commence any such alterations or removals without Mortgagee's prior approval of the need therefor and the plans and specifications pertaining thereto excepting only such alterations or removals as may be required urgently in connection with an emergency affecting the Mortgaged Property, with respect to which Borrower shall do what is reasonably required under the circumstances and notify Mortgagee
thereof  promptly   thereafter.   After  such  approval,   which  shall  not  be
unreasonably withheld or delayed, Borrower, at its sole cost and expense, shall effect the alterations or removal so required and approved by Mortgagee. Except
as  otherwise   contemplated  under  the  Project  Related  Documents  and  Loan
Documents, Borrower shall not by act or omission permit any building or other improvement on land not subject to the lien of this Mortgage to rely on the Land or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Borrower hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Land or any interest therein to be so used. Similarly, no Building or other Improvement on the Land shall rely on any land not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement, except as contemplated by the Project Related Documents and OE Agreement. Any act or omission by Borrower which would result in a violation of any of the provisions of this Section 1.2 shall be void. If any federal, state or other governmental body or any court issues any notice or order to the effect that the Mortgaged
Property or any part thereof is not in compliance with any such covenant, ordinance, code, law or regulation, Borrower will promptly provide Mortgagee with a copy of such notice or order and will immediately commence and diligently perform all such actions as are necessary to comply therewith or otherwise correct such non-compliance. Borrower may in good faith, by appropriate proceedings timely commenced and thereafter diligently pursued, contest the validity or applicability of any such notice or order of non-compliance or the underlying covenant, ordinance, code, law or regulation; provided, that Borrower complies with all applicable laws with respect to any such contest. Borrower agrees, with respect to the construction, operation and leasing of the Land and Improvements, that persons otherwise entitled to any right, benefit, facility or privilege shall not be denied such right, benefit, facility or privilege in any manner or for any purpose nor be discriminated against on the basis of race, religion, marital status, age, color, sex, disability, national origin or ancestry.

      1.3 Taxes, Assessments and Other Charges. Borrower shall pay, or cause to be paid by the party responsible therefor under any Lease, promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations, liens and encumbrances of every kind and nature whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or Borrower's Liabilities or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality or other taxing authority upon or in respect of the Mortgaged Property or any part thereof. Upon Mortgagee's request, Borrower will promptly file, if it has not theretofore filed, such petition, application or other instrument as is necessary to cause the Land and Improvements to be taxed as a separate parcel or parcels which include no property not a part of the Mortgaged Property. Subject to the provisions of Section 1.4 hereof, nothing in this
Section 1.3 shall require Borrower to pay any income, franchise or excise tax imposed upon Mortgagee. Borrower shall pay when due all charges incurred for the


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benefit of the Mortgaged  Property  (and not charged  directly to tenants of the
Mortgaged Property) for utilities, such as, but not limited to, energy, fuel, gas, electricity, water, sewer, and garbage removal, whether or not such charges are liens against the Mortgaged Property.

      1.4 Taxes Affecting Mortgagee's Interest. If any state, federal, county, municipal or other governmental law, order, rule or regulation, which becomes effective subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of mortgages or debts secured by mortgages, or the manner of collecting taxes, so as to impose on Mortgagee a tax by reason of its ownership of any or all of the Loan Documents or measured by the principal amount of the Note, or which requires or has the practical effect of requiring Mortgagee to pay any portion of the real estate taxes levied in respect of the Mortgaged Property or to pay any tax levied in whole or in part in substitution for real estate taxes, Borrower's Liabilities and all interest accrued thereon shall, upon one hundred eighty (180) days' notice, become due and payable forthwith at the option of Mortgagee, whether or not there shall have occurred an Event of Default, but without any prepayment premium or penalty, provided, however, that, if Borrower may, without violating or causing a violation of such law, order, rule or regulation, pay such taxes or other sums as are necessary to eliminate such adverse effect upon the rights of Mortgagee and does pay such taxes or other sums when due, Mortgagee shall not elect to declare due Borrower's Liabilities by reason of the provisions of this Section 1.4.

      1.5 Mechanics' and Other Liens. Borrower shall not permit or suffer any mechanic's, laborer's, materialman's, commercial real estate broker's, statutory or other lien or encumbrance (other than any lien for taxes and assessments not yet due) to be perfected upon or against the Mortgaged Property, except for matters approved in writing by Mortgagee.

      1.6 Insurance Required. Borrower shall, at its sole expense, obtain or cause to be obtained and maintain for the benefit of Mortgagee, until Borrower's Liabilities are paid in full, the insurance specified in the Loan Agreement. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in full or partial satisfaction of Borrower's Liabilities, all right, title and interest of Borrower in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee.

      1.7 Claims under Casualty Insurance. In the event of loss to or affecting the Mortgaged Property in an amount likely to exceed Twenty-Five Thousand Dollars ($25,000.00), Borrower will give immediate notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Borrower (for which purpose Borrower hereby irrevocably appoints Mortgagee as its attorney-in-fact). Except as otherwise provided in the Project Related Documents, Mortgagee is hereby authorized, if, at the time of such occurrence an Event of Default exists and Mortgagee so elects by giving Borrower notice thereof within thirty (30) days after being notified of such loss, to process, enforce, adjust or compromise claims of any loss under any insurance policies covering or related to the Mortgaged Property, and if Mortgagee is not so authorized or does not so elect, Borrower shall do so, subject to Mortgagee's right of approval of any proposed settlement of any such claim which shall not be unreasonably withheld or delayed. Each insurance company is hereby authorized and directed to make payment of all such loss proceeds in excess of Fifty Thousand Dollars ($50,000.00) directly to Mortgagee alone. After deducting from such insurance proceeds any expenses incurred by Mortgagee in the collection and settlement thereof, including without limitation reasonable attorneys' and


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adjusters' fees and charges, Mortgagee shall apply the net proceeds as specified in Section 1.9 hereof. Mortgagee shall not be responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure except in the event of Mortgagee's negligence or willful misconduct.

      1.8 Condemnation Awards. Except as otherwise provided in the Project Related Documents, Mortgagee shall be entitled to all compensation, awards, damages, claims, rights of action and proceeds of, or on account of, (i) any damage or taking, pursuant to the power of eminent domain, of the Mortgaged Property or any part thereof, (ii) damage to the Mortgaged Property by reason of the taking, pursuant to the power of eminent domain, of other property, or (iii) the alteration of the grade of any street or highway on or about the Mortgaged Property. Mortgagee is hereby authorized, if at the time of such occurrence an Event of Default exists and Mortgagee so elects, to commence, appear in and prosecute in its own or Borrower's name any action or proceeding relating to any such compensation, awards, damages, claims, rights of action and proceeds and to settle or compromise any claim in connection therewith, and if Mortgagee does not so elect, Borrower shall do so, subject to Mortgagee's right of approval of any proposed settlement of any such claim. Borrower hereby irrevocably appoints Mortgagee as its attorney-in-fact for the purposes set forth in the preceding sentence. Mortgagee after deducting from such compensation, awards, damages, claims, rights of action and proceeds all its expenses, including reasonable attorneys' fees, shall apply such net proceeds as specified in Section 1.9 hereof. Borrower agrees to execute such further assignments of any compensation awards, damages, claims, rights of action and proceeds as Mortgagee may reasonably require.

      1.9 Proceeds of Insurance and Eminent Domain. Except as otherwise specified in the Project Related Documents, and at Mortgagee's election, to be exercised by written notice to Borrower within ten (10) days following
Mortgagee's receipt in cash or the equivalent thereof of such insurance proceeds, awards or other compensation as described in Sections 1.7 and 1.8 hereof (hereinafter generically referred to as "Proceeds"), the entire amount of said Proceeds shall either (i) be applied to Borrower's Liabilities in such order and manner as Mortgagee may elect, except that this option shall not be exercised (A) with respect to any restoration reasonably estimated to cost less than one hundred thousand dollars ($100,000.00), or (B) if the conditions specified in the next sentence are satisfied, or (C) if such Proceeds pertain to damage to Improvements subject to or governed by any of the Project Related
Documents  or the Loan  Document,  or any other  Lease and  Borrower  is legally obligated under the applicable agreement pertaining thereto to make such Proceeds available for restoration of the subject Improvements or (ii) be made available to Borrower on the terms and conditions set forth in this Section 1.9 to finance the cost of restoration or repair of the Mortgaged Property with any excess to be applied to Borrower's Liabilities. The conditions referred to in clause (B) in the preceding sentence are as follows: (i) Borrower shall have submitted to Mortgagee evidence reasonably satisfactory to Mortgagee that complete restoration of the Mortgaged Property (or the portion thereof remaining in the event the Proceeds result from a condemnation) (A) can be completed on or before the Maturity Date, and (B) at a total cost not in excess of the amount of Proceeds available for such restoration, or, if a deficiency shall exist, Borrower shall have deposited the amount of such deficiency with Mortgagee (which evidence shall include a certificate of an architect reasonably acceptable to Mortgagee pertaining to time and cost to complete such restoration), (ii) none of the Project Related Documents shall have been terminated as a result of such casualty or taking, or be terminable by any party thereto so long as Borrower is in the process of restoring the


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Mortgaged  Property,  and (iii) if the  Proceeds  result  from a taking  through condemnation of a portion of the Mortgaged Property, the portion remaining, if any, shall, in Mortgagee's reasonable judgment, be capable of being restored to an economically viable property having the same use as existed prior to such taking. If Mortgagee elects, or is obligated, to make Proceeds available for restoration, the amount thereof which is to be made so available to Borrower, together with any deposits made by Borrower hereunder, shall be held by Mortgagee, or such other party as designated by Mortgagee, to be disbursed to pay the cost of repair or restoration either, at Mortgagee's option, to Borrower or directly to contractors and other persons entitled to payment all in
accordance   with  and  subject  to  such  conditions  to  disbursement  as  are substantially the same as those specified in the Loan Agreement with respect to disbursement of Loan proceeds. Mortgagee or such other depository may commingle any such Proceeds held by it with its other general funds. Mortgagee, at Borrower's written request, shall invest or authorize such other depository to invest such Proceeds in a money market (or then comparable) interest bearing account, or at Mortgagee's election, short term obligations of, or insured by, the United States of America, the income from which, less any reasonable investment charges, shall be added to such Proceeds and reported as income to Borrower, and otherwise neither Mortgagee nor such other depository shall be obligated to pay interest in respect of any such Proceeds held by it, and in no event shall Borrower be entitled to a credit against any of Borrower's Liabilities except and to the extent the funds are applied thereto pursuant to this Section 1.9. The net proceeds of business interruption and rental insurance shall be paid to Mortgagee for interest payments as and when due and shall otherwise be paid to Mortgagor. Notwithstanding any other provision of this
Section 1.9, if an Event of Default shall be existing at the time of such casualty, taking or other event or if an Event of Default occurs thereafter, Mortgagee shall have the right to apply immediately all insurance proceeds, awards or compensation to the payment of Borrower's Liabilities in such order and manner as Mortgagee may determine. Mortgagee shall have the right at all times to apply such net proceeds to the cure of any Event of Default or the performance of any obligations of Borrower under the Loan Documents.

      1.10 Tax and Insurance Deposits. Borrower shall, in order to secure the performance and discharge of Borrower's obligations under Sections 1.3 and 1.6 hereof, but not in lieu of such performance, deposit with Mortgagee on the first day of each calendar month throughout the term of this Mortgage, deposits, in amounts set by Mortgagee from time to time by written notice to Borrower, in order to accumulate funds sufficient to permit Mortgagee to pay all annual ad valorem taxes, assessments and charges of the nature described in said Sections
1.3 and 1.6 hereof at least thirty (30) days prior to the date or dates on which they shall become delinquent, or due and payable, as the case may be. Borrower shall procure and deliver to Mortgagee when issued all statements or bills for such obligations. Upon demand by Mortgagee, Borrower shall deliver to Mortgagee such additional monies as are required to satisfy any deficiencies in the amounts necessary to enable Mortgagee to pay such taxes, assessments and insurance charges thirty (30) days prior to the date they become delinquent, or due and payable, as the case may be. Mortgagee shall pay such taxes, assessments and insurance charges as they become due to the extent of the funds on deposit with Mortgagee from time to time and provided Borrower has delivered to Mortgagee the statements or bills therefor. In making any such payments, Mortgagee shall be entitled to rely on any bill issued in respect of any such taxes, assessments or charges without inquiry into the validity, propriety or amount thereof and whether delivered to Mortgagee by Borrower or otherwise obtained by Mortgagee. Any deposits received pursuant to this Section 1.10 shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Mortgagee and Mortgagee shall have no obligation to pay interest on amounts deposited with Mortgagee pursuant to this Section 1.10. If any Event of Default occurs any part or all of the amounts then on deposit or thereafter deposited with Mortgagee under this Section 1.10 may at Mortgagee's option be applied to payment of Borrower's Liabilities in such order as Mortgagee may determine. Upon assignment of this Mortgage, any funds on hand with Mortgagee, pursuant to this Section 1.10, shall be turned over to the assignee and, provided the assignee shall assume Mortgagee's responsibilities with respect to such funds, any responsibility of Mortgagee with respect to such funds shall terminate. As of the date hereof, Mortgagee has suspended the application of this Section 1.10, however, Mortgagee may later reinstate and suspend, the application of this Section 1.10 as often as it may determine, and unless and until Mortgagee notifies Borrower that Mortgagee has determined, based on what Mortgagee considers, in good faith, to be a materially adverse change in the financial condition of Borrower or the Mortgaged Property, to reinstate said requirement, the same shall be deemed so suspended by Mortgagee as aforesaid.

      1.11 Preservation, Restoration and Use of Mortgaged Property. Borrower shall complete, within a reasonable time but in all events not later than twenty-four (24) months from the date hereof, any building or buildings or other improvements now or at any time in the process of being constructed by Borrower upon the Land. No building or other improvement on the Land shall (except as required by law) be altered (except as otherwise required or permitted under Leases made in accordance with Section 1.16 hereof and except for alterations, the aggregate cost of which does not exceed One Hundred Thousand Dollars ($100,000.00)), removed, or demolished nor shall any fixtures or appliances on, in or about said buildings or Improvements be severed, removed, sold or mortgaged, without the prior written consent of Mortgagee, and in the event of the demolition or destruction in whole or in part of any of the fixtures, chattels, or articles of personal property covered hereby or by any separate security agreement given in conjunction herewith, the same shall be replaced promptly by similar fixtures, chattels, and articles of personal property at least equal in quality and condition to those replaced, free from any security interest in or encumbrances thereon or reservation of title thereto except to the extent otherwise authorized under the Loan Agreement. If all or any part of the Mortgaged Property shall be damaged or destroyed by fire or other casualty or shall be damaged or taken through the exercise of the power of eminent domain or other cause described in Section 1.8 hereof, Borrower shall promptly and with all due diligence restore and repair the Mortgaged Property whether or not the proceeds, award or other compensation are sufficient to pay the cost of such restoration or repair, provided that Mortgagee makes proceeds of insurance available for such restoration pursuant to Section 1.9 hereof. The buildings and Improvements shall be so restored or rebuilt so as to be of at least equal value as prior to such damage or destruction, Borrower shall not permit, commit, or suffer any waste or impairment of the Mortgaged Property or any part or improvement thereof, reasonable wear and tear excepted, without Mortgagee's prior consent which shall not be unreasonably withheld and shall keep and maintain the Mortgaged Property and every part thereof in good repair and condition and effect such repairs as Mortgagee may reasonably require, and, from time to time, make all needful and proper replacements and additions thereto so that said buildings, fixtures, machinery, and appurtenances will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed. Borrower shall not, after the date hereof, subject the Mortgaged Property to any use covenants or restrictions and shall not initiate, join in or consent to any change in any existing private restrictive covenant, zoning ordinance, or other public or private restriction limiting or defining the uses which may be made of or the kind of improvements which can be constructed or placed on the Land or any part thereof (including, but not limited to, the Project Related Documents), which would materially adversely effect its current use and shall promptly notify Mortgagee of, and appear in and defend, at Borrower's sole cost and expense, any such proceedings seeking to effect any of the foregoing. Borrower shall not subdivide the portion of the Land owned by it, except as first approved by Mortgagee, which shall not be unreasonably withheld, shall not subject the Land and Improvements to the provisions of the condominium laws of the State of Florida provided Mortgagee acknowledges that it is the intent of the parties that the Mortgaged Property shall be subject to condominium and timeshare regimes and the Property made a part of Mortgagor's "Vacation Clubs" timeshare interests may be sold to third parties in the ordinary course of business. No improvement on the Land or on land adjoining the Land which is owned or controlled by Borrower shall be constructed unless plans and specifications therefor have been first submitted to Mortgagee and approved by it, in the exercise of its reasonable judgment, as entailing no prejudice to the indebtedness secured hereby or the security therefor.

      1.12 Transfer or Encumbrance of the Mortgaged Property. Except as otherwise expressly permitted under the Loan Agreement, Borrower shall not permit or suffer to occur any sale, assignment, conveyance, transfer, mortgage, lease (other than Leases made in accordance with the provisions of this Mortgage) or encumbrance of or any contract for any of the foregoing on an installment basis pertaining to the Mortgaged Property, any part thereof, any interest therein, or in any trust holding title to the Mortgaged Property or any direct or indirect interest in a corporation, limited liability company, partnership or other entity which owns all or part of the Mortgaged Property or any such beneficial interest, whether by operation of law (excluding, however, transfers which occur by reason of death) or otherwise (each hereinafter referred to as a "Transfer or Encumbrance") without the prior written consent of Mortgagee having been obtained (i) to any such Transfer or Encumbrance and (ii) to the form and substance of any instrument evidencing or contracting for any such Transfer or Encumbrance. Borrower shall not, without the prior written consent of Mortgagee, further assign or permit to be assigned the Rents from the Mortgaged Property, except to further secure Borrower's Liabilities, and any such assignment without the prior express written consent of Mortgagee shall be null and void. Borrower shall not permit any interest in any Lease of the Mortgaged Property to be subordinated to any encumbrance on the Mortgaged Property other than the Loan Documents and any such subordination shall be null and void. Borrower agrees that in the event the ownership of the Mortgaged Property, any interest therein or any part thereof becomes vested in a person other than Borrower, Mortgagee may, without notice to Borrower, deal in any way with such successor or successors in interest with reference to this Mortgage, the Note, the Loan Documents and Borrower's Liabilities without in any way vitiating or discharging Borrower's liability hereunder or Borrower's Liabilities. No sale of the Mortgaged Property, no forbearance to any person with respect to this Mortgage, and no extension to any person of the time for payment of the Note or any other Borrower's Liabilities given by Mortgagee shall operate to release, discharge, modify, change or affect the original liability of Borrower, either in whole or in part, except to the extent specifically agreed in writing by Mortgagee.

      1.13 Further Assurances. At any time and from time to time, upon Mortgagee's request, and provided that Borrower's Liabilities are not thereby increased and Borrower incurs no cost in connection therewith, Borrower shall make, execute and deliver, or cause to be made, executed and delivered, to Mortgagee, and where appropriate shall cause to be recorded, registered or filed, and from time to time thereafter to be re-recorded, re-registered and refiled at such time and in such offices and places as shall be deemed reasonably necessary by Mortgagee, any and all such further mortgages, security agreements, financing statements, instruments of further assurance, certificates and other documents as may be reasonably necessary in order to effectuate or perfect, or to continue and preserve the obligations under, the Note, this Mortgage, any other Loan Document and any instrument evidencing or securing Borrower's Liabilities, and the lien of this Mortgage as a lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by Borrower. Upon any failure by Borrower to do so, Mortgagee may if Borrower has failed to execute the same within ten (10) business days after request, make, execute, record, register, file, re-record, re-register or re-file any and all such mortgages, instruments, certificates and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Borrower to do so.

      1.14 Security Agreement and Fixture Filing. Borrower (as debtor) hereby grants to Mortgagee (as creditor and secured party) a security interest under the Florida Uniform Commercial Code ("UCC") in all fixtures, machinery, appliances, equipment, furniture and personal property of every nature whatsoever constituting part of the Mortgaged Property. Borrower shall execute any and all documents, or shall permit the filing of such documents, including without limitation financing statements pursuant to the UCC, as Mortgagee may request to evidence, establish, protect, preserve, maintain and perfect the priority of the first lien and security interest created hereby on property which may be deemed personal property or fixtures, and shall pay to Mortgagee on demand any reasonable expenses incurred by Mortgagee in connection with the preparation, execution and filing of any such documents. Borrower hereby authorizes and empowers Mortgagee and irrevocably appoints Mortgagee the agent and attorney-in-fact of Borrower to execute and file, on Borrower's behalf, all financing statements and refilings and continuations thereof as Mortgagee deems necessary or advisable to create, preserve and protect such lien. To the extent permitted by applicable law, Borrower covenants and agrees that the filing of this Mortgage in the real estate records of the county in which the Mortgaged Property is locates shall also operate from the time of filing as a fixture filing with respect to all goods constituting part of the Mortgaged Property which are or are to become fixtures related to the real estate described herein. For such purpose, the following information is set forth:

            (a)   Name and Address of debtor:

                  Bluegreen Vacations Unlimited, Inc.
                  c/o Bluegreen Corporation
                  4960 Conference Way North, Suite 100
                  Boca Raton, Florida 33431
                  Attention: John F. Chiste

            (b)   Name and Address of secured party:

                  Resort Finance LLC
                  160 Benmont Avenue, Suite 15
                  Bennington, Vermont 05201
                  Attention: Tom Perrott

            (c) This document covers goods which are or are to become fixtures.

Borrower makes the following representations and warranties, and agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Mortgage is in effect: (i) the name of the Borrower set forth on the first page hereof is the true and correct legal name of the Borrower, and the Borrower has not done business as or used any other name, (ii) Borrower's Federal Employer Identification Number is 65-0433722, (iii) Borrower will not change its name, identity or organizational structure or merge into or consolidate with any other entity, unless otherwise permitted hereunder only then unless the Borrower shall have given the Mortgagee at least thirty (30) days' prior written notice thereof and shall have delivered to Mortgagee such documentation as may be necessary or required by Mortgagee to ensure the continued perfection and priority of the security interests granted by this Mortgage. When and if Borrower and Mortgagee shall respectively become the debtor and secured party in any UCC financing statements affecting the Mortgaged Property (or Mortgagee takes possession of personal property delivered by Borrower where possession is the means of perfection of the security interest), then, at Mortgagee's sole election, this Mortgage shall be deemed a security agreement as defined in such UCC, and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to such part of the security which is also reflected in such financing statement, by the specific statutory consequences now or hereafter enacted and specified in the UCC. If an Event of Default occurs, Mortgagee shall be entitled immediately to exercise all remedies available to it under the UCC and this Section 1.14. Borrower shall, in such event and if Mortgagee so requests, assemble the tangible personal property at Borrower's expense, at a convenient place designated by Mortgagee. During an Event of Default Borrower shall pay all expenses incurred by Mortgagee in the collection of such indebtedness, including reasonable attorneys' fees and legal expenses, and in the repair of any real estate or other property to which any of the tangible personal property may be affixed. If any notification of intended disposition of any of the personal property is required by law, such notification shall be deemed reasonable and proper if given at least thirty (30) days before such disposition. Any proceeds of the disposition of any of the personal property may be applied by Mortgagee to the payment of the reasonable expenses of retaking, holding, preparing for sale and selling the personal property, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by Mortgagee toward the payment of such of Borrower's Liabilities, and in such order of application, as Mortgagee may from time to time elect.

      1.15 Collections and Payments of Rents. Notwithstanding the present assignment of Rents, income and other benefits specified in clause (J) of the granting paragraph of this Mortgage, so long as, and on the condition that, no Event of Default then exists, Borrower shall have the right and authority to continue to collect, and, except as hereinafter specified, dispose of as Borrower determines, the Rents, income and benefits from the Mortgaged Property as they become due and payable. The existence or exercise of such right of Borrower to collect such Rents, income and other benefits shall not operate to subordinate the assignment thereof under this Mortgage to any subsequent assignment of such Rents, income or other benefits, in whole or in part, by Borrower, and any such subsequent assignment by Borrower shall be subject to the rights of Mortgagee hereunder. Except as otherwise expressly provided in Leases approved by Mortgagee, and except for (i) security deposits and (ii) prepaid expense estimates, Borrower shall not permit any Rent under any Lease of the Mortgaged Property to be collected more than thirty (30) days in advance of the due date thereof and, as to Mortgagee, anyone claiming by, through or under Mortgagee, any receiver, or any purchaser at a foreclosure sale coming into possession of the Mortgaged Property, no tenant shall be given credit for any rent paid more than thirty (30) days in advance of the due date thereof. Any cancellation penalties or other consideration paid to the Borrower in excess of Twenty-Five Thousand Dollars ($25,000.00) per Lease on account of any tenant vacating all or any portion of the Premises before the expiration date of any Lease, or on account of any claim, demand, action, suit or proceeding, including, without limitation, any claim, contested matter or adversary proceeding under the Bankruptcy Code, relating to the breach or rejection of any of the Leases by any tenant thereunder, or trustee of any such tenant under the Bankruptcy Code, including, without limitation, all damages arising out of such breach or rejection, all rights to charges payable by such tenant or trustee in respect of the premises demised under such Leases following the entry of an order for relief under the Bankruptcy Code in respect of such tenant and all rentals and other charges outstanding under the Lease as of the date of entry of such order for relief, shall be deposited into an interest bearing account with an escrow agent acceptable to Mortgagee. Escrowed funds plus accrued interest shall be released to the Borrower.

      1.16 Leases. Borrower shall act promptly to attempt to enforce all available remedies against any delinquent tenant in a commercially reasonable manner commensurate with the magnitude of the default involved, so as to protect the interest of the landlord under the Leases and to preserve the value of the Mortgaged Property. Borrower shall comply with and perform in a complete and timely manner all of its material obligations as landlord under all Leases. Borrower shall send Mortgagee a copy of any and each written claim received by Borrower from any tenant of an alleged default by the landlord under any Lease affecting the Mortgaged Property, promptly upon receipt of such notice, but, in any event, in such time to afford Mortgagee an opportunity to cure any such default prior to the tenant having any right to terminate the Lease. Borrower shall furnish promptly to Mortgagee upon request (i) copies of all such Leases now existing or hereafter created, as amended, and (ii) a current rent roll in form reasonably satisfactory to Mortgagee certified by Borrower. The assignment contained in clause (K) of the granting paragraph of this Mortgage shall not be deemed to impose upon Mortgagee any of the obligations or duties of the landlord or Borrower provided in any Lease prior to Mortgagee owning or controlling the Mortgaged Property, including, without limitation, any liability under the covenant of quiet enjoyment contained in any Lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage. Borrower hereby acknowledges and agrees that Borrower is and will remain liable under such Leases to the same extent as though the assignment contained in clause (K) of said granting paragraph had not been made. Mortgagee disclaims any assumption of the obligations imposed upon the landlord or Borrower under the Leases, except as to such obligations which arise after such time as Mortgagee shall have exercised the rights and privileges conferred upon it by the assignment contained in clause (K) of said granting paragraph or otherwise possesses or controls the Mortgaged Property. Except as otherwise expressly authorized under the Loan Agreement, Borrower shall not permit any Leases to be made of the Mortgaged Property without the prior written consent of Mortgagee which consent shall not be unreasonably withheld, conditioned or delayed. Following approval by Mortgagee of any Lease requiring Mortgagee's prior approval, Borrower shall not modify the approved Lease in any material respect without Mortgagee's prior written consent. Borrower shall not permit any Lease affecting the Mortgaged Property requiring Mortgagee's prior approval to be modified, renewed or extended (except pursuant to options in Leases previously approved by Mortgagee). In the event of the enforcement by Mortgagee of the remedies provided for by law or by this Mortgage, the tenant under each Lease of all or any part of the Mortgaged Property made after the date of recording this Mortgage shall, at the option of the Mortgagee, attorn to any person succeeding to the interest of Borrower, as a result of such enforcement and shall recognize such successor in interest as landlord under such Lease without change in the terms or other provisions thereof, provided, however, that said successor in interest shall not be bound by any payment of rent or additional rent for more than one month in advance or any material amendment or modification to any Lease made without the prior consent of Mortgagee or said successor in interest, except to the extent permitted herein. Each tenant, upon request by Mortgagee or any such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment, provided that Mortgagee agrees not to name such tenant in a foreclosure action or not to otherwise disturb such tenant if not in default of its Lease, and Borrower shall cause each such Lease to contain a covenant on the tenant's part evidencing its agreement to such attornment, which obligation shall be conditioned on Mortgagee agreeing to similarly attorn to said tenant and not disturb said tenant's possession so long as there is no default by the tenant under said Lease beyond any applicable notice, grace or cure period. At the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any and all Leases of all or any part of the Mortgaged Property upon the execution by Mortgagee and recording thereof, at any time hereafter, in the Office of the Recorder of Deeds in and for the county wherein the Land is situated, of a unilateral declaration to that effect.

      1.17 Management of Mortgaged Property. Borrower shall cause the Mortgaged Property to be managed at all times in accordance with sound business practice by Borrower, or any competent and reputable managing agent reasonably acceptable to Mortgagee pursuant to a management agreement reasonably approved by Mortgagee in writing in advance of execution thereof by Borrower, or anyone acting on its behalf. Following such approval, Borrower shall not permit the management agreement to be terminated (except for good cause after notice to Mortgagee), modified or amended in any material respect, or extended, or permit a change in the identity of the management agent, without Mortgagee's prior written consent which will not be unreasonably withheld or delayed, provided, however, that it shall not be deemed unreasonable if Mortgagee requires as a condition to giving such consent that the proposed property manager fully subordinate to the lien of this Mortgage, or at Mortgagee's election, waive, any lien for past, present or prospective services to which said property manager might otherwise be entitled by reason of any provision of the Florida Mechanics' Lien Law. Each management agreement shall be subject in all respects to the lien of this Mortgage and the rights of Mortgagee hereunder, and each management agreement shall so provide.

      1.18 Books and Records; Financial Statements. Borrower shall keep and maintain at all times complete, true and accurate books of account and records reflecting the results of the operation of the Mortgaged Property as specified in the Loan Agreement.

      1.19 Estoppel Certificate. Borrower, within ten (10) business days after written request from Mortgagee, but not more than twice a year, shall furnish a written statement executed by Borrower setting forth to the best of Borrower's knowledge the unpaid principal of, and interest on, the Note, and any other unpaid sums secured hereby, and whether or not any offsets or defenses are claimed to exist against the payment of such principal and interest or other sums and, if any such offsets or defenses are claimed, the specific basis and amount of each such claim. Borrower shall have the right to request from Mortgagee a written statement executed by Mortgagee setting forth the information specified in the foregoing sentence; provided, however, that Mortgagee shall not be obligated to furnish Borrower any such statement more than twice a year. If Borrower objects to the principal, interest or escrow amount or the application of any payment shown on any written statement, receipt, invoice or other written notice received by Borrower or any officer of Borrower, Borrower shall raise such objection by written notice to Mortgagee within sixty (60) days following receipt of such statement, receipt, invoice or other written notice or else such objection shall be deemed waived by Borrower and such other parties. If Mortgagee fails to respond to any such written objection received from Borrower within sixty (60) days following receipt of such written objection, then Mortgagee shall be deemed to have agreed to such objection and shall modify its records to correctly reflect the amounts stated in Borrower's written objection.

      1.20 Expenses. Borrower shall pay when due and payable, and otherwise on demand made by Mortgagee to the extent required hereunder, all reasonable out-of-pocket appraisal fees, recording and filing fees, taxes, brokerage fees and commissions, abstract and survey fees, title insurance fees, escrow fees, fees and expenses of attorneys retained by Mortgagee (excluding attorneys who are employees of Mortgagee), court costs, documentary and expert evidence, fees of inspecting architects and engineers, costs of environmental investigations, and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Mortgagee in connection with any of the following: (i) the preparation, execution, delivery and performance of the Loan Documents; (ii) the funding of the loan evidenced by the Note; (iii) any court or administrative proceeding involving Borrower, the Mortgaged Property or the Loan Documents to which Mortgagee is made a party or is subject to subpoena by reason of its being a holder of any of the Loan Documents, including without limitation bankruptcy, insolvency, reorganization, probate, eminent domain, condemnation, tort, environmental, civil rights, building code and zoning proceedings; (iv) any court or administrative proceeding or other action undertaken by Mortgagee to enforce any remedy or to collect any indebtedness due under this Mortgage or any of the other Loan Documents following an Event of Default, as defined herein, including without limitation a foreclosure of this Mortgage or a public or private sale under the UCC; (v) any remedy exercised by Mortgagee following an Event of Default including foreclosure of this Mortgage and actions in connection with taking possession of the Mortgaged Property or collecting Rents assigned hereby and by any of the other Loan Documents; (vi) any activity in connection with any request by Borrower, or anyone acting on behalf of Borrower, that the Mortgagee consent to a proposed action which, pursuant to this Mortgage or any of the other Loan Documents, may be undertaken or consummated only with the prior consent of Mortgagee, whether or not such consent is granted; or (vii) any negotiation undertaken between

Mortgagee and Borrower, or anyone acting on behalf of Borrower, pertaining to the existence or cure of any default under or the modification or extension of any of the Loan Documents. If Borrower fails to pay said costs and expenses as above provided within thirty (30) days after demand therefor, Mortgagee may elect, but shall not be obligated, to pay the costs and expenses described in this Section 1.20, and if Mortgagee does so elect, the Borrower will, upon demand by Mortgagee, reimburse Mortgagee for all such expenses which have been or shall be paid or incurred by it. The amounts paid by Mortgagee in respect of such expenses, together with interest thereon at the Default Rate (hereinafter defined) from the date paid by Mortgagee until paid by Borrower, shall be added to Borrower's Liabilities, shall be immediately due and payable and shall be secured by the lien of this Mortgage and the other Loan Documents. In the event of foreclosure hereof, Mortgagee shall be entitled to add to the indebtedness found to be due by the court a reasonable estimate of such expenses to be incurred after entry of the decree of foreclosure. To the extent permitted by law, Borrower agrees to hold harmless Mortgagee against and from, and reimburse it for, all claims, demands, liabilities, losses, damages, judgments, fines, penalties, costs and expenses, including without limitation reasonable attorneys' fees, which may be imposed upon, asserted against, or incurred or paid by it by reason of or in connection with any personal injury or death or property damage occurring in or upon or the Mortgaged Property through any cause whatsoever prior to the issuance of a deed following a foreclosure sale or the delivery of a deed in lieu of foreclosure, other than Mortgagee's, its agents', employees' or contractors' negligence or willful misconduct, or asserted against it on account of any act performed or omitted to be performed hereunder, or on account of any transaction arising out of or in any way connected with the Mortgaged Property, this Mortgage, the other Loan Documents, any of the indebtedness evidenced by the Note or any of Borrower's Liabilities.

      1.21 Mortgagee's Performance of Borrower's Obligations. If Borrower fails to pay any tax, assessment, encumbrance or other imposition, or to furnish insurance hereunder, or to perform any other covenant, condition or term in this Mortgage, the Note or any other Loan Document, after the expiration of any applicable cure period, Mortgagee may, after giving written notice to Borrower, but shall not be obligated to, pay, obtain or perform the same. All payments made, whether such payments are regular or accelerated payments, and reasonable costs and expenses incurred or paid by Mortgagee in connection therewith, shall be due and payable immediately upon demand. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate from the date demand for payment is made by Mortgagee until reimbursed by Borrower, shall be added to Borrower's Liabilities and secured by the lien of this Mortgage and the other Loan Documents. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any covenant, condition or term that Borrower has failed to perform or observe, after the expiration of any applicable grace or cure period, without thereby becoming liable to Borrower or any person in possession holding under Borrower. Performance or payment by Mortgagee of any obligation of Borrower shall not relieve Borrower of such obligation or of the consequences of having failed to perform or pay the same and shall not effect the cure of any Event of Default.

      1.22 Payment of Superior Liens. To the extent that Mortgagee, after the date hereof, pays in accordance with Section 1.21 hereof any sum due under any provision of law or instrument or document creating any lien superior or equal in priority in whole or in part to the lien of this Mortgage, Mortgagee shall have and be entitled to a lien on the Mortgaged Property equal in parity with that discharged, and Mortgagee shall be subrogated to all liens possessed, held or enjoyed by the holder of such lien, which shall remain in existence and benefit Mortgagee to secure the Note and all obligations and liabilities secured hereby. Mortgagee shall be subrogated, notwithstanding their release of record, to mortgages, trust deeds, superior titles, vendors' liens, mechanics' and materialmen's liens, charges, and encumbrances on the Mortgaged Property to the extent that any obligation under any thereof is paid or discharged with proceeds of disbursements or advances under the Note or other indebtedness secured hereby.

      1.23 Prevention of Prescription Rights. Borrower shall not permit the Mortgaged Property, or any portion thereof, to be used by the public, as such, without restriction or in such manner as might reasonably tend to impair Borrower's title to the Mortgaged Property or any portion thereof, or in such manner as might reasonably make possible a claim or claims of easement by prescription or adverse possession by the public, as such, or of implied dedication of the Mortgaged Property or any portion thereof.

      1.24 Litigation Involving Mortgaged Property. Borrower shall promptly notify Mortgagee of any litigation other than any suit for money damages in an amount not exceeding Two Million Five Hundred Thousand Dollars ($2,500,000.00) which, together with the cost of defending the same, is covered by insurance, and administrative proceeding initiated against Borrower or the Mortgaged Property or in which the Mortgaged Property is directly or indirectly affected including any proceedings which seek to (i) enforce any lien against the Mortgaged Property, (ii) correct, change or prohibit any existing condition, feature or use of the Mortgaged Property, (iii) condemn or demolish the Mortgaged Property, (iv) take, by the power of eminent domain, any portion of the Mortgaged Property or any property which would damage the Mortgaged Property, (v) modify the zoning applicable to the Mortgaged Property, or (vi) otherwise adversely affect the Mortgaged Property. Borrower shall initiate or appear in any legal action or other appropriate proceedings when necessary to protect the Mortgaged Property from damage. Borrower shall, upon written request of Mortgagee, represent and defend the interests of Mortgagee in any proceedings described in this Section 1.24 or, if Mortgagor is not defending with due diligence after notice from Mortgagee and the expiration of thirty (30) days, at Mortgagee's election, pay the reasonable fees and expenses of any counsel retained by Mortgagee to represent the interest of Mortgagee in any such proceedings.

      1.25 Environmental Matters. The rights and obligations of Borrower and Mortgagee respecting environmental matters affecting the Mortgaged Property are specified in a separate Environmental Indemnity Agreement from Borrower to Mortgagee dated even date herewith which is one of the Loan Documents.

      1.26 Inspections; Access to Mortgaged Property. Mortgagee shall have the right, but no obligation, at any reasonable time upon reasonable prior notice during normal business hours to enter upon the Mortgaged Property for the purpose of (i) inspecting the same; (ii) conducting an environmental audit and taking samples and/or tests in connection therewith (but not more frequently than once a year, as to audits, unless (and in the case of sampling and/or testing, only if,) there is a reasonable basis to believe that an environmental problem has arisen in regards to the Mortgaged Property); (iii) reviewing Borrower's books and records; (iv) interviewing Borrower's employees and
officers;   and  (v)  conducting  similar   activities   reasonably
related to Mortgagee's assessment of Borrower's compliance with the requirements of this Mortgage. Borrower shall cooperate in the conduct of any such inspection or environmental audit and Borrower reserves the right to escort Mortgagee on the Property. Such access and inspections shall be conducted with as little interference to tenants, licenses or occupants as reasonably practicable. Damage to the Mortgaged Property caused by Mortgagee in conducting any environmental audit shall be repaired by Mortgagee, except for any damage resulting from drilling, coring, or other invasive activities reasonably required under circumstances in which Mortgagee had a reasonable basis for suspecting that a violation of any Environmental Law existed. Mortgagee shall use reasonable efforts to keep the information contained in such reports confidential, subject to Mortgagee's disclosure rights specified in Section 1.18 of the Loan Agreement.

      1.27 Right to Contest Taxes and Mechanics' Liens. The obligations of Borrower under Sections 1.3, 1.4, and 1.5 hereof, and the rights of Mortgagee under Section 1.21 hereof, are subject to the right Borrower shall have to contest in good faith the validity or amount of any tax or assessment or lien arising from any work performed at or materials furnished to the Mortgaged Property which right, however, is conditional upon (i) such contest having the effect of staying the lien so contested and the sale or forfeiture of the premises or any part thereof or interest therein to satisfy the same, (ii) Borrower giving Mortgagee written notice of its intention to contest the same in a timely manner, which, with respect to any contested tax or assessment, shall mean before any such tax, assessment or lien has been increased by any penalties or costs, and with respect to any contested mechanic's lien claim, shall mean within thirty (30) days after Borrower receives actual notice of the filing thereof, (iii) to the extent not bonded over or action commerced to set aside any foreclosure of tax lien Borrower making and thereafter maintaining with Mortgagee or such other depositary as Mortgagee may designate, a deposit of cash (or United States government securities, in discount form, or other security, as may, in Mortgagee's sole discretion, be acceptable to Mortgagee, and in either case having a present value equal to the amount herein specified) in an amount not less than One Hundred Twenty-Five Percent (125%) of the amount which, in Mortgagee's reasonable opinion, determined from time to time, shall be sufficient to pay in full such contested tax, assessment or lien and penalties, costs and interest that may become due thereon in the event of a final determination thereof adverse to Borrower or in the event Borrower fails to prosecute such contest as herein required (or in lieu thereof, Borrower obtaining an endorsement, in form and substance satisfactory to Mortgagee, in its sole discretion, to the loan policy of title insurance insuring the lien to this Mortgage issued to Mortgagee insuring over such tax, assessment or lien), and (iv) Borrower diligently prosecuting such contest by appropriate legal proceedings. Borrower shall pay or bond over the disputed or contested tax, assessment or lien and all interest and penalties due in respect thereof promptly after any adjudication of the validity or amount thereof becomes final and non-appealable and in any event not less than thirty (30) days prior to any forfeiture or sale of the Mortgaged Property by reason of such non-payment. In the event Borrower shall fail to prosecute such contest with reasonable diligence or shall fail to maintain sufficient funds, or other security as aforesaid, on deposit as hereinabove provided, or shall fail to pay any sum adjudicated to be due within ten (10) business days after such adjudication, Mortgagee may, at its option, liquidate the securities deposited with Mortgagee, and apply the proceeds thereof and other monies deposited with Mortgagee in payment of, or on account of, such taxes, assessments, or liens or any portion thereof then unpaid, including the payment of all penalties and interest thereon.

                                       II
                              DEFAULTS AND REMEDIES

      2.1 Events of Default. The term "Event of Default", wherever used in this Mortgage, shall mean any one or more of the following events: (i) an Event of Default under (and as defined in) the Loan Agreement, the Note, or any of the other Loan Documents shall have occurred, or (ii) the failure by Borrower to pay or deposit when due any deposit for taxes and/or insurance due hereunder, or any other sums to be paid by Borrower hereunder, which shall not have been cured, by the payment of all amounts then owing, within ten (10) days after notice of such default is given to Borrower; (ii) the failure of Borrower to keep, perform or observe any other covenant, condition or agreement on the part of Borrower in this Mortgage, and with respect to failures capable of being cured (in contrast to, by way of example and not limitation, a failure to comply with the provisions of Section 1.12 hereof, respecting a Transfer or Encumbrance made without Mortgagee's prior consent, for which no notice shall be required and no right to cure shall exist), such failure shall continue for thirty (30) days following the delivery of a written notice to Borrower, or within such longer period, not exceeding an additional one hundred fifty (150) days, as may reasonably be required for any such default which cannot reasonably be cured within such thirty (30) days, subject to the same provisos specified in Section 8.1(a) of the Loan Agreement applicable to any extended cure period.

      2.2 Acceleration of Maturity. If an Event of Default shall have occurred, Mortgagee may declare the outstanding principal amount of the Note and the interest accrued thereon and any other of Borrower's Liabilities to be immediately due and payable, and upon such declaration such principal and interest and other Borrower's Liabilities shall be due and payable without further demand or notice.

      2.3 Foreclosure and Other Remedies. In addition to any other remedy herein specified, if an Event of Default occurs, Mortgagee may proceed to protect and enforce the rights of the Mortgagee hereunder (i) by the foreclosure of this Mortgage pursuant to Florida Mortgage Foreclosure law (the "Act") or as otherwise permitted by law, with respect to either (and at Mortgagee's option) the entire amount of Borrower's Liabilities, or any delinquent installment or installments of the indebtedness secured hereby (in an amount not to exceed the principal sum of Fourteen Million Six Hundred Sixty-Two Thousand Five Hundred Forty-Two and No/100 Dollars ($14,662,542.00) to the extent advanced under the Note plus (i) any protection advances which may hereafter be made pursuant to this Mortgage and (ii) any expenses incurred by Lender in protecting its rights under or in the enforcement of this Mortgage including, but not limited to, attorneys' fees, court and legal costs) without accelerating the due date of the entire indebtedness, in which case any sale of the Mortgaged Property under such a foreclosure proceeding shall be subject to and shall not affect the unmatured part of the indebtedness secured hereby and this Mortgage shall be and continue as a lien on the Mortgaged Property securing such unmatured indebtedness, or
(ii) by any action at law or suit in equity, whether of the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law.

      2.4 Appointment of Receiver. If an Event of Default occurs, Mortgagee shall, as a matter of right, with notice and without giving bond to Borrower or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Borrower or the then value of the Mortgaged Property, be entitled to have a receiver appointed of all or any part of the Mortgaged Property and the Rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Borrower hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, with notice and process of law, enter upon and take possession of the Mortgaged Property or any part thereof and may remove Borrower or other persons as provided by law and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, Rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

      2.5 Mortgagee's Right to Enter and Take Possession, Operate and Apply Income. During an Event of Default, upon demand by Mortgagee, whether before or after institution of legal proceedings to foreclose the lien of this Mortgage or before or after the sale thereunder, Borrower shall surrender to Mortgagee and Mortgagee may with process of law enter and take possession of the Mortgaged Property or any part thereof personally, by its agent or attorneys or be placed in possession pursuant to court order as mortgagee in possession or receiver, and Mortgagee, in its discretion, personally, by its agents or attorneys or pursuant to court order as mortgagee in possession or receiver, may enter upon and take and maintain possession of all or any part of the Mortgaged Property, together with all Leases, documents, books, records, papers, and accounts of Borrower relating thereto, and may exclude Borrower and any agents and servants thereof wholly therefrom and may, on behalf of Borrower, or in its own name as Mortgagee and under the powers herein granted: (i) hold, operate, manage and control all or any part of the Mortgaged Property and conduct the business, if any, thereof, either personally or by its agents, with full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment or security of the Rents, issues, deposits, profits, and avails of the Mortgaged Property, including without limitation actions for recovery of rent, actions in forcible detainer, and actions in distress for rent, all without notice to Borrower; (ii) cancel or terminate any Lease or sublease of all or any part of the Mortgaged Property for any cause or on any ground that would entitle Borrower to cancel the same; (iii) to the extent permitted by law, elect to disaffirm any Lease or sublease of all or any part of the Mortgaged Property made subsequent to this Mortgage without Mortgagee's prior written consent; (iv) extend or modify any then existing Leases and make new Leases of all or any part of the Mortgaged Property, which extensions, modifications, and new Leases may provide for terms to expire or for options to tenants to extend or renew terms to expire, beyond the Maturity Date and the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such Leases, and the options or other such provisions to be contained therein, shall be binding upon Borrower, all persons whose interests in the Mortgaged Property are subject to the lien hereof, and the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the indebtedness hereby secured, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any such purchaser; (v) make all necessary or proper repairs, decoration renewals, replacements, alterations, additions, betterments, and improvements in connection with the Mortgaged Property as are reasonably necessary, to insure and reinsure the Mortgaged Property and all risks incidental to Mortgagee's possession, operation and management thereof, and to receive all Rents, issues, deposits, profits, and avails therefrom; and (vi) apply the net income, after allowing a reasonable fee for the collection thereof and for the management of the Mortgaged Property, to the payment of taxes, premiums and other charges applicable to the Mortgaged Property, or in reduction of the indebtedness hereby secured in such order and manner as Mortgagee shall select. Nothing herein contained shall be construed as constituting Mortgagee a mortgagee in possession in the absence of the actual taking of possession of the Mortgaged Property. The right to enter and take possession of the Mortgaged Property and use any personal property therein, to manage, operate, conserve and improve the Mortgaged Property, and to collect the Rents, issues and profits thereof, shall be in addition to all other rights or remedies of Mortgagee hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall not be liable to account to Borrower for any action taken pursuant hereto other than to account for any Rents actually received by Mortgagee. During an Event of Default, in the event the Mortgaged Property becomes vacant or are abandoned, Mortgagee may, without taking possession of the Mortgaged Property, take such steps as it reasonably deems appropriate to protect and secure the Mortgaged Property, including hiring watchmen therefor, and all costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand with interest thereon at the Default Rate provided in the Note.

      2.6 Waiver of Appraisement, Valuation, Stay; Extension and Redemption Laws. Borrower shall not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Mortgage, and hereby waives the benefit of such laws. To the fullest extent permitted by law, Borrower hereby voluntarily and knowingly waives any and all rights of redemption as allowed under Florida law, and to the fullest extent permitted by law, the benefits of all present and future valuation, appraisement, homestead, exemption and moratorium laws under any state or federal law, all on behalf of Borrower, and each and every person acquiring any interest in or title to the Mortgaged Property described herein subsequent to the date of this Mortgage, and on behalf of all other persons.

      2.7 Costs and Expenses of Foreclosure. In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness hereby secured in the decree of sale all expenditures and expenses authorized by law and all other expenditures and expenses specified in Section 1.20 hereof.

      2.8 Sale of Mortgaged Property. Borrower for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. In the event of any sale made under or by virtue of this instrument, the whole of the Mortgaged Property may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Mortgagee may determine. Mortgagee shall have the right to become the purchaser at any sale made under or by virtue of this instrument and Mortgagee so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Mortgagee with the amount payable to Mortgagee out of the net proceeds of such sale. Any real estate or any interest or estate therein sold pursuant to any court order or decree obtained pursuant to this Mortgage shall be sold in one parcel, as an entirety, or in such parcels and in such manner or order as Mortgagee, in its sole discretion, may elect, to the maximum extent permitted by the Act.

      2.9 Application of Proceeds. The proceeds of any foreclosure sale of the Mortgaged Property or of any sale of property pursuant to this Mortgage shall be distributed in the following order of priority: First, on account of all costs and expenses incident to the foreclosure or other proceedings including all such items as are mentioned in this Mortgage; Second, to all other items which under the terms hereof constitute indebtedness hereby secured in addition to that evidenced by the Note with interest thereon as herein provided; Third, to all interest on the Note; Fourth, to all principal on the Note; Fifth, any surplus to whomsoever shall be lawfully entitled to such surplus.

      2.10 Remedies Cumulative and Concurrent. No remedy or right of Mortgagee hereunder, or under any other Loan Document or otherwise available under applicable law, shall be exclusive of any other right or remedy, but each such remedy or right shall be in addition to every other remedy or right now or hereafter existing at law or in equity under any such document or under applicable law. No delay in the exercise of, or omission to exercise, any remedy or right accruing on any Event of Default shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or any acquiescence therein, nor shall it affect any subsequent Event of Default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Mortgagee. All obligations of the Borrower, and all rights, powers and remedies of the Mortgagee expressed herein, shall be in addition to, and not in limitation of, those provided by law or in the Note or any other Loan Documents.

      2.11 Partial Payments. Acceptance by Mortgagee of any payment which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of Mortgagee's right to demand payment of the balance due, or any other rights of the Mortgagee at that time or any subsequent time.

      2.12 Tender of Payment After Acceleration. In the event, after legal proceedings are instituted to foreclose the lien of this Mortgage, tender is made of the entire indebtedness due hereunder, Mortgagee shall be entitled to reimbursement for expenses incurred in connection with such legal proceedings, including such expenditures as are enumerated above, and such expenses shall be so much additional indebtedness secured by this Mortgage, and no such suit or proceedings shall be dismissed or otherwise disposed of until such fees, expenses, and charges shall have been paid in full.

      2.13 Delays and Omissions. No course of dealing and no delay in the exercise of or failure to exercise any remedy or right accruing by reason of any Event of Default under this Mortgage shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or acquiescence therein, nor shall it affect any subsequent default of the same or of a different nature.

      2.14 Rescission of Election. Any Event of Default for which Mortgagee has not exercised any remedies, may, at the option of Mortgagee be waived on such conditions as Mortgagee specifies, any acceleration of maturity, by reason of an Event of Default, once made by Mortgagee, may at the option of Mortgagee be rescinded, and any proceedings brought to enforce any rights or remedies hereunder may, at Mortgagee's option, be discontinued or dismissed, whereupon, in any such event, Borrower and Mortgagee shall be restored to their former positions, and the rights, remedies and power of Mortgagee shall continue as if such Event of Default had not occurred, such acceleration had not been made or such proceedings had not been commenced, as the case may be.

      2.15 No Liability on Mortgagee. Notwithstanding anything contained herein to the contrary, the Mortgagee shall not be obligated to perform or discharge any obligation, duty or liability of Borrower, whether under any of the Leases or otherwise, and Borrower shall and does hereby agree to indemnify and hold the Mortgagee harmless of and from any and all liability, claim, expense, loss or damage which Mortgagee may or might incur with respect to the Mortgaged Property, or under or by reason of its exercise of rights hereunder, and of and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any obligations or undertakings on its part to be performed or discharged unless due to the negligence or willful misconduct of Mortgagee, its agents or employees. The Mortgagee shall not have responsibility for the control, care, management or repair of the Mortgaged Property nor shall the Mortgagee be responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any Tenant, licensee, employee or stranger, unless and until Mortgagee takes possession or control of the Mortgaged Property. No liability shall be enforced or asserted against the Mortgagee in its exercise of the powers herein granted to it, and Borrower expressly waives and releases any such liability except in the event of the gross negligence or willful misconduct of Mortgagee following Mortgagee's obtaining of title to or possession of the Mortgaged Property. Should the Mortgagee incur any such liability, loss or damage, under any of the Leases, or in the defense of any claims or demands, Borrower, to the fullest extent permitted by law, agrees to reimburse the Mortgagee within ten (10) days of demand for the amount thereof, including costs, expenses and reasonable attorneys' fees, and if not so paid then with interest thereon from date of such payment at the Default Rate.

      2.16 Extent of Remedies. In the event that any provision in this Mortgage shall be inconsistent with any provision of the Act, the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Act. If any provision of this Mortgage shall grant to Mortgagee any rights or remedies upon an Event of Default of the Borrower which are more limited than the rights that would otherwise be vested in Mortgagee under the Act, Mortgagee shall be vested with the rights granted in the Act to the full extent permitted by law. Without limiting the generality of the foregoing, all expenses incurred by Mortgagee to the extent reimbursable under Florida law, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in this Mortgage, shall be added to the indebtedness secured by this Mortgage or by the judgment of foreclosure.

      2.17 Limited Right of Recovery. Notwithstanding anything contained herein to the contrary, Mortgagee hereby agrees to limit its rights of recovery under this Mortgage to Fourteen Million Six Hundred Sixty-Two Thousand Five Hundred Forty-Two and No/100 Dollars ($14,662,542.00) to the extent advanced under the Note plus (i) any protection advances which may hereafter be made pursuant to this Mortgage and (ii) any expenses incurred by Lender in protecting its rights under or in the enforcement of this Mortgage including, but not limited to, attorneys' fees, court and legal costs).

                                       III
                            MISCELLANEOUS PROVISIONS

      3.1 Heirs, Successors and Assigns Included in Parties. Whenever Borrower or Mortgagee is named or referred to herein, heirs and successors and assigns of such person or entity shall be included, and all covenants and agreements contained in this Mortgage shall bind the successors and assigns of Borrower, including any subsequent owner of all or any part of the Mortgaged Property, and inure to the benefit of the successors and assigns of Mortgagee. This Section
3.1 shall not be construed to permit any Transfer or Encumbrance otherwise prohibited by this Mortgage.

      3.2 Notices. Each notice, request, demand, approval, consent, election, or other communication permitted or required to be given hereunder (each being herein referred to as a "Notice") shall be in writing, shall be effective for all purposes if delivered by means of a service, including, but not limited to, commercial courier or delivery services and the United States Postal Service, which provides proof of delivery (or attempted delivery, as the case may be), and shall conclusively be deemed given on the date of actual receipt by the party to which it is directed, notwithstanding any further direction to the attention of any individual or department, provided that where provision is made for the attention of any individual or department, the Notice shall be effective only if the wrapper in which it is sent is addressed in accordance with such provision, or on the date such a delivery is attempted but cannot be made because of a changed address of which no Notice was given, rejection, or other refusal to accept said delivery. Each party hereto may from time to time request, as shown below, or by Notice given in the manner aforesaid, that a copy of any Notice given in accordance with this section be sent to no more than two
(2) additional representatives of the party making such request, addressed in the manner indicated in such request, in which event the party to whom such request is made shall send via regular mail, postage prepaid, on the day of depositing for delivery via mail or courier service any Notice intended for the party making such request, a copy thereof to the representative so designated, provided, however, that the effectiveness and date of giving any Notice to any party shall, for all purposes hereunder, be determined solely by the provisions of the first sentence of this section. Notices shall be addressed to the respective parties, as follows or such different addresses as a party shall hereafter designate in a written notice to the other party:

                If for Mortgagee:     Resort Finance LLC
                                      160 Benmont Avenue, Suite 15
                                      Bennington, Vermont 05201
                                      Attention: Tom Perrott, Vice-President
                                      Telephone No.: (802) 440-9695 x202
                                      Telecopier No.: (802) 440-9615

                With a copy to:       Resort Finance LLC
                                      160 Benmont Avenue, Suite 15
                                      Bennington, Vermont 05201
                                      Attention: Kim Mathews - Counsel
                                      Telephone No.: (802) 440-9695 x222
                                      Telecopier No.: (802) 440-9615

                With a copy to:       Baker & McKenzie LLP
                                      One Prudential Plaza
                                      130 East Randolph Drive
                                      Chicago, Illinois 60601
                                      Attention: Mr. Helmut E. Gerlach

                If for Borrower:      Bluegreen Vacations Unlimited, Inc.
                                      c/o Bluegreen Corporation
                                      4960 Conference Way North, Suite 100
                                      Boca Raton, Florida 33431
                                      Attention: Mr. John F. Chiste
                                      Telephone No.: (561) 912-8010
                                      Telecopier No.: (561) 912-8123

                With a copy to:       Bluegreen Corporation
                                      4960 Conference Way North, Suite 100
                                      Boca Raton, Florida 33431
                                      Attention: James Martin, General Counsel
                                      Telephone No.: (561) 443-8660
                                      Telecopier No.: (561) 912-8299

                With a copy to:       Ruden McClosky
                                      200 East Broward Boulevard
                                      Fort Lauderdale, Florida 33301
                                      Attention: Mr. Barry Somerstein
                                      Telephone No.: (954) 527-2405

Each party hereto may, from time to time, change the address or name specified above for it by giving Notice to the other party (or parties, as the case may be) in accordance with this section.

      3.3 Headings; Section References, and Consents. The headings of articles and sections of this Mortgage are for convenience only, are not to be considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof. Unless specified otherwise herein, all Consents or approvals required herein shall not be unreasonably withheld or delayed.

      3.4 Invalid Provisions. In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Mortgage or in any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Note or in any other Loan Document (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

      3.5 Amendments. Neither this Mortgage nor any term hereof may be released, changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the release, change, waiver, discharge or termination is sought. To the extent permitted by law, any agreement hereafter made by Borrower and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance. Any holder of a lien or encumbrance junior to the lien of this Mortgage shall take its lien subject to the right of Mortgagee to amend, modify or supplement this Mortgage, the Note or any of the other Loan Documents, to extend the maturity of Borrower's
Liabilities or any portion thereof, to vary the rate of interest chargeable under the Note and to increase the amount of the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Mortgage losing its priority over the rights of any such junior lien.

      3.6 Governing Law. The place of negotiation, delivery, and payment of this Mortgage being the State of New York, this Mortgage and the other Loan Documents shall be governed by and construed in accordance with the laws of that state, without regard to principles of conflicts of laws, except that the creation, perfection and enforcement of the liens and security interests with respect to the Mortgaged Property granted in the Mortgage shall be construed, enforced and governed by and in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws.

      3.7 Releases. Mortgagee, without notice, and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens, may release any part of the Mortgaged Property or any person liable for any indebtedness secured hereby, without in any way affecting the liability of any party to the Note and this Mortgage or guaranty, if any, given as additional security for the indebtedness secured hereby and without in any way affecting the priority of the lien of this Mortgage, and may agree with any party obligated on said indebtedness herein to extend the time for payment of any part or all of the indebtedness secured hereby. Such agreement shall not, in any way, release or impair the lien created by this Mortgage, or reduce or modify the liability, if any, of any person or entity personally obligated for the indebtedness secured hereby, but shall extend the lien hereof as against the title of all parties having any interest in said security which interest is subject to the indebtedness secured by this Mortgage. Mortgagee shall issue one or more partial releases, to the extent specified in the Loan Agreement.

      3.8 Future Advances; Protective Advances. This Mortgage is given to secure not only existing indebtedness, but also all future advances (whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise) as are made by Mortgagee within twenty (20) years of the date of this Mortgage, to the same extent as if such future advances were made on the date of the execution of this Mortgage, even though there may be no indebtedness outstanding at the time any such advance is made. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but all indebtedness secured hereby shall in no event, exceed the amount equal to two (2) times the original principal sum of the Note as specified in the preamble paragraph of this Mortgage. All advances, disbursements and expenditures made by Mortgagee before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale, and, where applicable, after sale, and during the pendency of any related proceedings, for the purposes authorized by this Mortgage or by the Act, shall have the benefit of all applicable provisions of the Act.

      3.9 Time is of the Essence. It is specifically agreed that time is of the essence of this Mortgage.

      3.10 Covenants to Run with the Land. All the covenants of this Mortgage shall run with the Land.

      3.11 Default Rate. The term "Default Rate," as used herein, means the same as it does under, and as defined in, the Note.

      3.12 Disbursements of Proceeds of the Note for Construction of Improvements; Construction Mortgage. This Mortgage secures an obligation incurred for the construction of an improvement on land and is a "construction mortgage" as that term is used in the UCC. Under the Loan Agreement, Mortgagee has bound itself to make advances up to the amount of the Note on the terms and conditions therein specified. All advances made and indebtedness arising and accruing under the Loan Agreement, from time to time, whether or not the total amount thereof may exceed the face amount of the Note, shall be secured hereby.

      3.13 Waiver of Jury Trial. MORTGAGOR AND MORTGAGEE EACH HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS DOCUMENT, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN MORTGAGEE AND MORTGAGOR. THIS PROVISION IS A MATERIAL INDUCEMENT TO MORTGAGEE TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

3.14  JOINDER.  Mortgagee  agrees  to  join  in by  execution  of  documents  as reasonably requested by Borrower such as but not limited to declaration of condominium, timeshare documentation, zoning or other governmental petitions all made necessary for the contemplated Improvements and subject to such documentation being in form and content reasonably acceptable to Mortgagee.

      IN WITNESS WHEREOF, Borrower has caused this instrument to be executed by its duly authorized officers as of the day and year first above written.

                                         BLUEGREEN VACATIONS UNLIMITED, INC.,
                                         a Florida corporation


WITNESSES                                By:____________________________________
____________________________________        Name:_______________________________
                        (Name)              Title:______________________________

____________________________________
                        (Name)

STATE OF ____________  )
                       ) SS.
COUNTY OF __________   )

      This instrument was acknowledged before me on ____________, 2005 by _______________________________, as ____________________________, of Bluegreen
Vacations Unlimited, Inc., and by _____________________ and ________________________, as witnesses to the signature of such officer of Bluegreen Vacations Unlimited, Inc.

                                    __________________________________
                                    Notary Public

                                    EXHIBIT A
                            Legal Description of Land

Parcel A

Lots 10, 11, 12, 13 14 and 15, Block 12, ROGER'S NORTH ORITA, as per Map in Map Book 1, Page 115, in the Public Records of Volusia County, Florida.

Parcel B

A part of Section 35, Township 15 South, Range 33 East, Volusia County, Florida, described as follows:

From the Southeast corner of Lot 15, Block 12, ROGER'S NORTH ORITA, as recorded in Map Book 1, Page 115, of the Public Records of Volusia County, Florida, as the Point of Beginning, run North 24(Degree) 53'20"West along the East line of Lots 10 through 15, Block 12, said ROGER'S NORTH ORITA, a distance of 300.54 feet to the North line of said Lot 10, Block 12; thence North 61(Degree)00'7" East, along the Easterly projection of the North line of said Lot 10, Block 12; a distance of 66.36 feet to the Easterly edge of a concrete seawall; thence South 25(Degree) 37'57" East, along the Easterly edge of the concrete seawall, a distance of 300.52 feet; thence departing the Easterly edge of said concrete seawall, run South 61(Degree) 11'41" West, along the Westerly projection of the South line of said Lot 15, Block 12, a distance of 70.24 feet to the Point of Beginning.

PIN: 5334-02-12-0100

                                    EXHIBIT B
                             Permitted Encumbrances

      1.    General taxes for the year 2005 and subsequent years.